Templeton Global
Infrastructure Fund

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton Global Infrastructure Fund seeks long-term capital growth by investing primarily in securities of domestic and foreign companies that are principally engaged in or related to the development, operation or rehabilitation of the physical and social infrastructures of various nations throughout the world.

--------------------------------------------------------------------------------

November 16, 1995

Dear Shareholder:

We are pleased to bring you the semi-annual report of the Templeton Global Infrastructure Fund for the six-month period ended September 30, 1995.

During this period, falling interest rates, better-than-expected corporate earnings and improving flows of assets into mutual funds fueled the world's stock markets. The U.S. market provided solid returns, ranking among the four best performing bourses in dollar terms, included in the Morgan Stanley Capital International (MSCI) World Index. European stocks in general, and particularly those in Scandinavian markets, moved higher as well. On the other hand, Asian markets have not totally recovered from the overall drop in emerging markets. Structural problems within the Japanese economy and speculation regarding Hong Kong's return to Chinese control also hurt investors' confidence in this region. Within this environment, the Fund's Class I shares provided a total return of 12.15% during the six-month period, as shown in the Performance Summary on page 5.

Large holdings in the telecommunications sector were a strong factor in our performance. The Fund's approximately 25% weighting in this industry indicates the attractive investment opportunities we perceive to be available. Globally, telecommunications infrastructure is in need of significant development and upgrade. Possible future development can best be illustrated by comparing telephone line penetration rates in the emerging markets with that in the developed markets. Latin America, which we consider representative of emerging markets, has approximately 10 phone lines per 100 inhabitants, versus at least 45 lines per 100 inhabitants in developed countries.

We believe the Fund is well-positioned to take advantage of this potential booming market. Telebras, the Brazilian telecommunications company, is our largest position in the industry, representing over 2% of the Fund's total net assets. Brazil is the world's fifth most populous country, but has less than nine phone lines per 100 people. The Brazilian authorities are revising the country's regulated phone rates, which should allow Telebras to increase monthly customer charges to a more realistic rate than

--------------------------------------------------------------------------------

Templeton Global
Infrastructure Fund

Geographic Distribution on 9/30/95
Based on Total Net Assets

                           [PIE CHART APPEARS HERE]

                   United States Stocks               15.5%

                   Canadian Stocks                     3.2%

                   European Stocks                    38.7%

                   Asian Stocks                       21.1%

                   Australian Stocks                   4.6%

                   Latin American Stocks               7.4%

                   Short-Term Obligations
                   Other Net Assets                    9.5%

the current local equivalent of approximately $0.70 for unlimited local service.

Of course, investments in foreign securities involve special risks, such as market and currency volatility and adverse economic, social and political developments in the countries where the Fund is invested. Developing markets are represented in the Fund's portfolio and involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. Because the Fund focuses on infrastructure-related industries, its return may be more volatile than that of a more broadly diversified investment. These special considerations are discussed in the prospectus. While short-term price volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 763% in the last 15 years, but has suffered six declines of more than 20% during that time./1/

Within developed countries, telecommunications growth is being driven by new technologies and services. In the U.S., the Fund participated in the technology stock rally via holdings in semiconductor manufacturer Actel and network equipment provider Chipcom. We also held DSC Communications, a leading vendor of telecommunications equipment, which may grow revenues and earnings at an annual rate of 25% over the next three to five years. By the end of the period, the market rally had pushed many shares out of bargain territory and we became net sellers of U.S. stocks. In our opinion, howev-

1. Source: Bloomberg. Based on quarterly percentage change over 15 years ended June 30, 1995.

--------------------------------------------------------------------------------

Templeton Global
Infrastructure Fund

Top 10 Holdings on 9/30/95
As a Percentage of Total Net Assets

                                                                      % of Total
Company, Industry, Country                                            Net Assets
--------------------------------------------------------------------------------
Tampella AB OY; Machinery & Engineering,
Finland                                                                  2.5%
--------------------------------------------------------------------------------
Aker AS, A; Building Materials & Components,
Norway                                                                   2.5%
--------------------------------------------------------------------------------
Filinvest Land Inc.; Real Estate, Philippines                            2.5%
--------------------------------------------------------------------------------
Telebras-Telecomunicacoes Brasileiras SA, pfd.,
ADR; Telecommunications, Brazil                                          2.4%
--------------------------------------------------------------------------------
Metra OY, B; Multi-Industry, Finland                                     2.2%
--------------------------------------------------------------------------------
Stanilite Pacific; Electrical & Electronics,
Australia                                                                2.0%
--------------------------------------------------------------------------------
Shandong Huaneng Power; Utilities -
Electrical & Gas, China                                                  2.0%
--------------------------------------------------------------------------------
Southern Electric PLC; Utilities -
Electrical & Gas, United Kingdom                                         1.9%
--------------------------------------------------------------------------------
Cia de Inversiones en Telecomunicaciones SA,
7.00%, 3/03/98; Telecommunications, Argentina                            1.9%
--------------------------------------------------------------------------------
BBC Brown Boveri Ltd., br.; Electrical &
Electronics, Switzerland                                                 1.8%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, see page 8 of this report.


er, the long-term outlook for the U.S. market appears favorable.

Looking forward, increasing free trade, technological advancements, and the acceptance of capitalism by most nations, point toward improved economic growth and corporate earnings. As more countries join the world's free markets and experience such growth, the demand for infrastructure development and upgrade should increase. We are optimistic about the long-term outlook for global equity investing and will continue our search for those undervalued and undiscovered companies contributing to the expansion of the world's growth through infrastructure development.

Thank you for your continued support of the Templeton Global Infrastructure Fund. We appreciate your support, welcome your comments and look forward to serving you in the future.

Sincerely,

/s/ Mark Holowesko

Mark Holowesko, CFA
President
Templeton Global Investment Trust


/s/ Gary R. Clemons

Gary R. Clemons
Portfolio Manager
Templeton Global Infrastructure Fund

--------------------------------------------------------------------------------

Performance Summary

Templeton Global Infrastructure Fund Class I shares provided a total return of 12.15% for the six-month period ended September 30, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and does not include sales charges.

As measured by net asset value, the price of the Fund's Class I shares increased from $9.43 on March 31, 1995 to $10.55 on September 30, 1995, while the price of the Fund's Class II shares increased from $9.73 on May 1, 1995 (the inception date for these shares) to $10.51 on September 30, 1995.

During the reporting period, Class I and Class II shareholders received distributions totaling 2.5 cents ($0.025) per share in dividend income. In the future, the per share amount of any dividends may differ slightly between Class I and Class II shares, as detailed in the Fund's prospectus. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

--------------------------------------------------------------------------------

Templeton Global
Infrastructure Fund

Periods Ended September 30, 1995
                                                   Since             Since
                                                   Inception         Inception
                                  One-Year         (3/14/94)         (5/01/95)
Average Annual
Total Return/1/
Class I Shares                     -3.20%            0.09%              --

Aggregate Total Return/2/
Class II Shares                      --               --               6.41%

Cumulative Total Return/3/
Class I Shares                      2.70%            6.21%              --
Class II Shares                      --               --               8.28%

1. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the deduction of the maximum 5.75% initial sales charge for Class I shares. See note below.

2. Aggregate total return represents the change in value of an investment over the period indicated and reflects the deduction of the 1.00% initial sales charge and 1.00% contingent deferred sales charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. Since Class II shares have existed for less than one year, average annual total returns are not provided. See note below.

3. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 5.75% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% CDSC for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

Note: Class II Shares, which the Fund began offering on May 1, 1995, are subject to different fees and expenses than Class I shares, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividend and capital gains distributions when paid. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of countries where investments are made. Developing markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Thus, your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future results.

All total return calculations reflect the deduction of a proportional share of Fund expenses on an annual basis. The Fund's Administrative Manager had agreed in advance to reduce its fees and to make certain payments to reduce expenses through April 15, 1995, which increases total return to shareholders. If the Managers had not taken this action, the Fund's total return would have been lower.

--------------------------------------------------------------------------------

Templeton Global Infrastructure Fund
Financial Highlights

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                  CLASS I
                            ---------------------------------------------------
                                SIX MONTHS                     MARCH 14, 1994
                                  ENDED                         (COMMENCEMENT
                            SEPTEMBER 30, 1995   YEAR ENDED   OF OPERATIONS) TO
                               (UNAUDITED)     MARCH 31, 1995  MARCH 31, 1994
                            ------------------ -------------- -----------------
Net asset value, beginning
 of period                       $  9.43          $ 10.01          $10.00
                                 -------          -------          ------
Income from investment
 operations:
 Net investment income               .05              .07            .009
 Net realized and
  unrealized gain (loss)            1.10             (.61)           .001
                                 -------          -------          ------
Total from investment
 operations                         1.15             (.54)            .01
Distributions to
 shareholders from net
 investment income                  (.03)            (.04)             --
                                 -------          -------          ------
Change in net asset value           1.12             (.58)            .01
                                 -------          -------          ------
Net asset value, end of
 period                          $ 10.55          $  9.43          $10.01
                                 =======          =======          ======
TOTAL RETURN *                    12.15%          (5.41)%           0.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (000)                           $21,046          $18,717            $101
Ratio of expenses to
 average net assets                2.35%**          3.25%          32.02%**
Ratio of expenses, net of
 reimbursement, to average
 net assets                        2.25%**          1.25%           1.25%**
Ratio of net investment
 income to average net
 assets                            1.00%**          1.38%           1.89%**
Portfolio turnover rate           16.68%            3.21%              --

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Global Infrastructure Fund
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                               CLASS II
                                                          ------------------
                                                            FOR THE PERIOD
                                                             MAY 1, 1995+
                                                               THROUGH
                                                          SEPTEMBER 30, 1995
                                                             (UNAUDITED)
                                                          ------------------
Net asset value, beginning of period                           $   9.73
                                                               --------
Income from investment operations:
 Net investment income                                               --
 Net realized and unrealized gain                                   .81
                                                               --------
Total from investment operations                                    .81
Distributions to shareholders from net investment income           (.03)
                                                               --------
Change in net asset value                                           .78
                                                               --------
Net asset value, end of period                                 $  10.51
                                                               ========
TOTAL RETURN *                                                    8.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                $    800
Ratio of expenses to average net assets                           2.97%**
Ratio of net investment income to average net assets            (1.09)%**

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE. NOT ANNUALIZED.
** ANNUALIZED.
+ COMMENCEMENT OF OFFERING OF SALES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Global Infrastructure Fund
Investment Portfolio, September 30, 1995 (unaudited)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                            COUNTRY   SHARES      VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS: 84.0%
-------------------------------------------------------------------------------
 Aerospace & Military Technical Systems: 0.7%
                *Actel Corp.                       U.S.       9,100 $   160,388
-------------------------------------------------------------------------------
 Building Materials & Components: 11.2%
                Acme Landis Holdings Ltd.          H.K.   1,200,000     108,644
                Aker AS, A                         Nor.      36,000     544,629
                Anglian Group PLC                  U.K.      40,000      77,712
                *Cementos Paz del Rio SA, ADR,
                 144a                              Col.      11,600     156,600
                *Chakwal Cement Co. Ltd., GDR      Pkr.      16,250     116,188
                *Corcemar Corp.                    Arg.      46,370     201,720
                Karat Sanitaryware Public Co.
                 Ltd., fgn.                       Thai.      29,500     119,610
                Masco Corp.                        U.S.       6,000     165,000
                *Owens Corning Fiberglas Corp.     U.S.       3,900     174,038
                Parbury Ltd.                       Aus.     803,000     315,571
                Svedala Industri, A                Swe.      12,000     362,046
                Unione Cementi Marchino
                 Emiliane (Unicem), di Risp        Itl.      31,000     101,315
                                                                    -----------
                                                                      2,443,073
-------------------------------------------------------------------------------
 Business & Public Services: 1.4%
                Wheelabrator Technologies Inc.     U.S.      21,200     315,350
-------------------------------------------------------------------------------
 Chemicals: 0.5%
                European Vinyls Corp. EVC
                 International NV                 Neth.       2,865     100,244
-------------------------------------------------------------------------------
 Construction & Housing: 3.7%
                Dragados y Construcciones SA        Sp.      18,900     283,378
                European Techniki                   Gr.      12,750     128,211
                Kaufman & Broad Home Corp.         U.S.      13,400     169,175
                Raine PLC                          U.K.     211,000      73,321
                Sociedade Construcoes Soares
                 da Costa SA                      Port.       5,200      75,935
                *U.S. Home Corp.                   U.S.       3,400      85,000
                                                                    -----------
                                                                        815,020
-------------------------------------------------------------------------------
 Data Processing & Reproduction: 1.3%
                *Newbridge Networks Corp.          Can.       9,300     273,188
-------------------------------------------------------------------------------
 Electrical & Electronics: 8.4%
                Alcatel Alsthom SA                  Fr.       4,100     344,873
                BBC Brown Boveri Ltd., br.        Swtz.         348     403,090
                Dongfang Electrical Machinery
                 Co. Ltd., H                       Chn.   1,208,000     363,258
                DSC Communications Corp.           U.S.       2,050     121,463
                Gold Peak Industries
                 (Holdings) Ltd.                   H.K.     352,000     168,449
                Stanilite Pacific                  Aus.     364,337     440,556
                                                                    -----------
                                                                      1,841,689
-------------------------------------------------------------------------------

Templeton Global Infrastructure Fund
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                            COUNTRY   SHARES      VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Electronic Components & Instruments: 2.9%
                Allgon AB, B free                  Swe.      10,100 $   225,990
                BICC                               U.K.      44,300     211,316
                Draka Holding NV                  Neth.       7,000     192,002
                                                                    -----------
                                                                        629,308
-------------------------------------------------------------------------------
 Energy Sources: 1.8%
                *Hub Power Co. Ltd., GDR, 144a     Pkr.      22,500     396,675
-------------------------------------------------------------------------------
 Forest Products & Paper: 1.6%
                PT Barito Pacific Timber, fgn.    Indo.     115,000      85,025
                Weyerhaeuser Co.                   U.S.       6,000     273,750
                                                                    -----------
                                                                        358,775
-------------------------------------------------------------------------------
 Industrial Components: 1.8%
                BW/IP Inc.                         U.S.       8,400     150,150
                *Shaw Group Inc                    U.S.      26,000     237,250
                                                                    -----------
                                                                        387,400
-------------------------------------------------------------------------------
 Machinery & Engineering: 4.8%
                SNC-Lavalin Group Inc., A          Can.      10,600     199,159
                *Tampella AB OY                    Fin.     170,300     545,559
                VA Technologie AG, br., 144a       Aut.       2,680     308,610
                                                                    -----------
                                                                      1,053,328
-------------------------------------------------------------------------------
 Metals & Mining: 1.1%
                Kang Won Industrial Co. Ltd.       Kor.      11,000     223,379
                Maanshan Iron & Steel Co.
                 Ltd., H                           Chn.      60,000      11,175
                                                                    -----------
                                                                        234,554
-------------------------------------------------------------------------------
 Multi-Industry: 2.7%
                Hutchison Whampoa Ltd.             H.K.      20,000     108,385
                Metra OY, B                        Fin.      10,300     476,880
                                                                    -----------
                                                                        585,265
-------------------------------------------------------------------------------
 Real Estate: 5.2%
                *Filinvest Land Inc.              Phil.   1,666,250     537,191
                MDX Public Co. Ltd., fgn.         Thai.     116,800     255,987
                New World Development Co. Ltd.     H.K.      44,000     173,571
                Taylor Woodrow PLC                 U.K.      97,300     162,138
                                                                    -----------
                                                                      1,128,887
-------------------------------------------------------------------------------

Templeton Global Infrastructure Fund
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                             COUNTRY  SHARES      VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Telecommunications: 20.1%
                ABC Communications (Holdings)
                 Ltd.                               H.K.     20,000 $     4,009
                Allen Group Inc.                    U.S.      9,300     337,125
                *Antec Corp.                        U.S.      8,750     117,031
                BC Telecom Inc.                     Can.      6,500     113,662
                BCE Inc.                            Can.      3,500     116,813
                *Chengdu Telecommunications
                 Cable Co. Ltd., H                  Chn.    575,000     148,738
                *Elcotel Inc.                       U.S.     42,600     340,800
                Koninklijke PTT Nederland          Neth.      8,600     303,593
                *LCI International                  U.S.      4,800     188,400
                MCI Communications Corp.            U.S.     10,000     260,625
                *Millicom International
                 Cellular SA                        Lux.     11,100     356,588
                *Orient Telecom & Technology
                 Holdings Ltd.                      H.K.    320,000     106,574
                *Pakistan Telecom Corp. PTC         Pkr.      1,890     198,450
                Philippine Long Distance
                 Telephone Co., ADR                Phil.      4,400     292,050
                PT Indosat, ADR                    Indo.      9,850     345,981
                STET (Sta Finanziaria
                 Telefonica Torino) SPA, di
                 Risp                               Itl.     48,000     111,687
                Telecom Italia Mobile               Itl.     60,000      99,833
                Telecom Italia Mobile, di risp      Itl.     61,000      67,336
                Telecom Italia Spa                  Itl.     60,000      98,307
                Telecom Italia Spa, di Risp         Itl.     61,000      79,593
                Tele Danmark AS, ADS                Den.     11,660     301,703
                Tele Danmark AS, B                  Den.      1,090      56,334
                Telefonica de Espana SA              Sp.     20,900     287,181
                Telefonos de Mexico SA, L, ADR      Mex.      2,010      63,818
                                                                    -----------
                                                                      4,396,231
-------------------------------------------------------------------------------
 Transportation: 1.8%
                *Bremer Vulkan Verbund AG           Ger.      6,250     262,203
                IMC Holdings Ltd.                   H.K.    140,000      90,536
                Shanghai Hai Xing Shipping Co.,
                 H                                  Chn.    350,000      37,573
                                                                    -----------
                                                                        390,312
-------------------------------------------------------------------------------
 Utilities-Electrical & Gas: 13.0%
                Australian Gas & Light Company      Aus.     70,600     245,437
                Central Costanera SA, ADR, 144a     Arg.      9,850     256,100
                *CEZ                                Csk.      9,600     396,815
                Consolidated Electric Power
                 Asia Ltd., ADR, 144a               H.K.      8,500     164,688
                Iberdrola SA                         Sp.     39,600     298,952
                National Power PLC                  U.K.     38,400     313,576
                Powergen PLC                        U.K.      1,700      15,010
                Shandong Huaneng Power              Chn.     49,400     438,425
                Southern Electric PLC               U.K.     29,500     418,426

Templeton Global Infrastructure Fund
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                      COUNTRY      SHARES         VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
                Texas Utilities Electric
                 Co.                         U.S.         8,000     $   279,000
                Wing Shan International
                 Ltd.                        H.K.       114,000          14,007
                                                                    -----------
                                                                      2,840,436
                                                                    -----------
 TOTAL COMMON STOCKS (cost $18,435,026)                              18,350,123
-------------------------------------------------------------------------------
 PREFERRED STOCKS: 6.0%
-------------------------------------------------------------------------------
                Ballast Nedam NV, ctf.,
                 conv., pfd.                Neth.         3,400         156,988
                Cia de Inversiones en
                 Telecomunicaciones SA,
                 7.00%, 3/03/98, pfd.        Arg.         8,300         412,925
                Concessioni e
                 Costruzioni Autostrade
                 SPA, B, pfd.                Itl.       180,000         203,721
                Telebras-
                 Telecomunicacoes
                 Brasileiras SA, pfd.,
                 ADR                        Braz.        11,205         531,537
                                                                    -----------
 TOTAL PREFERRED STOCKS (cost $1,218,839)                             1,305,171
-------------------------------------------------------------------------------
                                                     PRINCIPAL IN
                                                   LOCAL CURRENCY**
-------------------------------------------------------------------------------
 BONDS: 0.5% (cost $100,000)
-------------------------------------------------------------------------------
                House of Investments
                 Ltd., 4.00%, conv.,
                 10/17/01, 144a              U.S.       100,000         104,500
-------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 9.3% (cost $2,039,991)
-------------------------------------------------------------------------------
                U.S. Treasury Bills,
                 5.17% to 5.38% with
                 maturities to 11/24/95      U.S.     2,049,000       2,040,578
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 99.8% (cost $21,793,856)                         21,800,372
 OTHER ASSETS, LESS LIABILITIES: 0.2%                                    46,111
                                                                    -----------
 TOTAL NET ASSETS: 100.0%                                           $21,846,483
                                                                    ===========

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Global Infrastructure Fund
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995 (unaudited)

Assets:
 Investments in securities, at value (identified cost $21,793,856) $21,800,372
 Cash                                                                    5,411
 Receivables:
  Fund shares sold                                                      72,615
  Dividends and interest                                                58,999
 Unamortized organization costs                                         52,071
                                                                   -----------
   Total assets                                                     21,989,468
                                                                   -----------
Liabilities:
 Payables:
  Investment securities purchased                                       20,318
  Fund shares redeemed                                                  50,371
 Accrued expenses                                                       72,296
                                                                   -----------
   Total liabilities                                                   142,985
                                                                   -----------
Net assets, at value                                               $21,846,483
                                                                   ===========
Net assets consist of:
 Undistributed net investment income                               $   123,356
 Net unrealized appreciation                                             6,516
 Accumulated net realized gain                                         762,157
 Net capital paid in on shares of beneficial interest               20,954,454
                                                                   -----------
Net assets, at value                                               $21,846,483
                                                                   ===========
Class I:
 Net asset value per share
  ($21,045,694 / 1,995,526 shares outstanding)                     $     10.55
                                                                   ===========
 Maximum offering price ($10.55 / 94.25%)                          $     11.19
                                                                   ===========
Class II:
 Net asset value per share
  ($800,789 / 76,188 shares
  outstanding)                                                     $     10.51
                                                                   ===========
 Maximum offering price ($10.51 / 99.00%)                          $     10.62
                                                                   ===========


STATEMENT OF OPERATIONS
for the six months endedSeptember 30, 1995 (unaudited)

Investment income:
 (net of $32,940 foreign taxes withheld)
 Dividends                                  $  280,019
 Interest                                       62,431
                                            ----------
  Total income                                          $  342,450
Expenses:
 Management fees (Note 3)                       79,208
 Administrative fees (Note 3)                   15,835
 Distribution fees (Note 3)
  Class I                                       36,455
  Class II                                       1,547
 Transfer agent fees (Note 3)                   31,000
 Custodian fees                                  4,000
 Reports to shareholders                        35,500
 Audit fees                                     17,750
 Legal fees (Note 3)                             7,500
 Registration and filing fees                   11,000
 Amortization of organization costs              7,071
 Other                                           2,832
                                            ----------
  Total expenses                               249,698
 Less expenses reimbursed (Note 3)              (9,935)
                                            ----------
   Total expenses less reimbursement                       239,763
                                                        ----------
     Net investment income                                 102,687
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                  857,380
  Foreign currency transactions                (22,931)
                                            ----------
                                               834,449
 Net unrealized appreciation on investments  1,389,532
                                            ----------
  Net realized and unrealized gain                       2,223,981
                                                        ----------
Net increase in net assets
 resulting from operations                              $2,326,668
                                                        ==========

                  SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Global Infrastructure Fund
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                 SIX MONTHS
                                                    ENDED
                                              SEPTEMBER 30,1995   YEAR ENDED
                                                 (UNAUDITED)    MARCH 31, 1995
                                              ----------------- --------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                          $   102,687     $   138,777
  Net realized gain (loss) on investments
   and foreign currency transactions                 834,449         (72,292)
  Net unrealized appreciation (depreciation)       1,389,532      (1,383,044)
                                                 -----------     -----------
   Net increase (decrease) in net assets
    resulting from operations                      2,326,668      (1,316,559)
 Distributions to shareholders:
  From net investment income
   Class I                                           (50,522)        (67,351)
   Class II                                             (323)             --
 Fund share transactions (Note 2)
   Class I                                            56,843      19,999,597
   Class II                                          797,290              --
                                                 -----------     -----------
     Net increase in net assets                    3,129,956      18,615,687
Net assets:
 Beginning of period                              18,716,527         100,840
                                                 -----------     -----------
 End of period                                   $21,846,483     $18,716,527
                                                 ===========     ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Global Infrastructure Fund
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Global Infrastructure Fund (the Fund) is a separate series of Temple-ton Global Investment Trust (the Trust), a Delaware business trust, which is an open-end diversified management investment company registered under the Invest-ment Company Act of 1940. The following summarizes the Fund's significant ac-counting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

b. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Unamortized Organization Costs:

Organization costs are being amortized on a straight line basis over five years.

e. Security Transactions, Investment Income, Distributions, and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign secu-rities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Effective May 1, 1995, the Fund offered two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their ini-tial sales load, a contingent deferred sales charge on Class II shares, distri-bution fees, and voting rights on matters affecting a single class. All Fund shares outstanding before May 1, 1995 were designated as Class I shares. At

Templeton Global Infrastructure Fund
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------
September 30, 1995, there was an unlimited number of shares of beneficial in-terest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                        CLASS I
                       --------------------------------------------
                        SIX MONTHS ENDED          YEAR ENDED
                       SEPTEMBER 30, 1995       MARCH 31, 1995
                       --------------------  ----------------------
                        SHARES     AMOUNT     SHARES      AMOUNT
                       --------  ----------  ---------  -----------
     Shares sold        539,766  $5,466,043  2,174,807  $21,960,517
     Shares issued on
      reinvestment of
      distributions       4,625      46,850      6,386       62,070
     Shares redeemed   (532,950) (5,456,050)  (207,180)  (2,022,990)
                       --------  ----------  ---------  -----------
     Net increase        11,441  $   56,843  1,974,013  $19,999,597
                       ========  ==========  =========  ===========
                            CLASS II
                       --------------------
                         FOR THE PERIOD
                           MAY 1, 1995
                             THROUGH
                       SEPTEMBER 30, 1995
                       --------------------
                        SHARES     AMOUNT
                       --------  ----------
     Shares sold         76,196  $  797,386
     Shares issued on
      reinvestment of
      distributions          31         323
     Shares redeemed        (39)       (419)
                       --------  ----------
     Net increase        76,188  $  797,290
                       ========  ==========

Templeton Global Investors, Inc., the Fund's administrative manager, is the record owner of 100,569 Class I shares and 10 Class II shares as of September 30, 1995.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton In-vestment Counsel, Inc. (TICI), Templeton Global Investors, Inc. (TGII), Frank-lin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Servic-es, Inc. (FTIS), the Fund's investment manager, administrative manager, princi-pal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.75% of the Fund's average daily net assets. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Trust's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of average net assets in excess of $1.2 billion. TGII had voluntarily agreed to limit the total expenses of the Fund through April 15, 1995 to an annual rate of 1.25% of the Fund's average net assets. The amount of the reimbursement for the six months ended September 30, 1995 is set forth in the Statement of Opera-tions. For the six months ended September 30, 1995, FTD received net commis-sions of $11,292 from the sale of the Fund's shares and FTIS received fees of $31,000.

Under the distribution plans for Class I and Class II shares, the Fund reim-burses FTD quarterly for FTD's costs and expenses in connection with any activ-ity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.35% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At September 30, 1995, these unreimbursed expenses were $1,211,982. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales charges of $456 were paid to FTD for the six months ended September 30, 1995.

Templeton Global Infrastructure Fund
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $7,500 for the six months ended Sep-tember 30, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1995 aggregated $5,429,123 and $2,781,414, respec-tively. The cost of securities for federal income tax purposes is the same as that shown in the Statement of Assets and Liabilities. Realized gains and losses are reported on an identified cost basis.

At September 30, 1995, the aggregate gross unrealized appreciation and depreci-ation of portfolio securities based on cost for federal income tax purposes, was as follows:

     Unrealized appreciation      $ 2,241,176
     Unrealized depreciation       (2,234,660)
                                  -----------
     Net unrealized appreciation  $     6,516
                                  ===========

                                     Notes
                                     -----

                                     Notes
                                     -----

                                     Notes
                                     -----

--------------------------------------------------------------------------------

 TEMPLETON GLOBAL
 INFRASTRUCTURE FUND

 PRINCIPAL UNDERWRITER:

 Franklin Templeton
 Distributors, Inc.
 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Account Services
 1-800-354-9191

 Sales Information
 1-800-292-9293

 This report must be preceded or accompanied by a current prospectus of the Templeton Global Infrastructure Fund, which contains more complete information including charges and expenses.

 Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

--------------------------------------------------------------------------------


                                                                 TL413 S95 11/95
[RECYCLED PAPER LOGO APPEARS HERE]



TEMPLETON

GLOBAL

INFRASTRUCTURE

FUND



Semi-Annual Report
September 30, 1995




[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]